UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2017

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2000 West Park Drive Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b).   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2017, the Board of Directors of Virtusa Corporation accepted the retirement of Martin Trust, a class II director, effective June 30, 2017 and Robert Davoli, a class I director, who will remain a director of the Company until the expiration of his term at this year’s annual meeting of stockholders.  In connection with the retirements of Mr. Trust and Mr. Davoli, the Board of Directors of the Company has approved a decrease in the number of directors constituting the Board from ten to nine, as of June 30, 2017, and then from nine to eight members, to be effective as of this year’s annual meeting of stockholders.  Mr. Davoli has been a member of the Board of Directors since 2000 and serves on the Board’s compensation committee. Mr. Trust has been a member of the Board since 2004 and is the Chairman of the compensation committee.

In connection with Mr. Trust’s retirement and Mr. Davoli’s pending retirement, the Board of Directors approved or confirmed the following appointments to the committees of the Board, effective as of June 30, 2017, as follows:

Audit Committee

Barry Nearhos (Chair)

Bill O’Brien

Joe Doody

Compensation Committee

Bill O’Brien (Chair)

Joe Doody

Al-Noor

Corporate Governance

Row Moriarty (Chair)

Izhar Armony

Vikram Pandit

Finance Committee

Vikram (Chair)

Izhar Armony

Barry Nearhos

Item 7.01.   Regulation FD Disclosure.

On July 5, 2017, the Company issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits

(d)         Exhibits

The following exhibit relating to Item 5.02 shall be deemed to be furnished, and not filed:

99.1      Press Release issued by Virtusa Corporation on July 5, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: July 5, 2017	By:	/s/ Ranjan Kalia
Ranjan Kalia
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Virtusa Corporation on July 5, 2017